Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. § 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Carbiz Inc. (the “Company”) on Form 10-QSB for the period ended July 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Aldo Sistilli, Chief Financial Officer and Vice President Finance of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Aldo Sistilli
Aldo Sistilli
Chief Financial Officer
(principal financial and accounting officer)
September 14, 2006